                                   THE STRONG
                                   ----------

                                     GROWTH
                                     FUND II

                      ==================================
                       ANNUAL REPORT o DECEMBER 31, 1998
                      ==================================

                               TABLE OF CONTENTS

INVESTMENT REVIEW
  The Strong Growth Fund II ...............................................2

FINANCIAL INFORMATION
  Schedule of Investments in Securities ...................................4
  Statement of Assets and Liabilities .....................................6
  Statement of Operations .................................................7
  Statements of Changes in Net Assets .....................................7
  Notes to Financial Statements ...........................................8

FINANCIAL HIGHLIGHTS .....................................................10

REPORT OF INDEPENDENT ACCOUNTANTS ........................................11



                        [PHOTO OF STRONG FUNDS BUILDING]


                                 [STRONG LOGO]

                            STRONG INVESTMENTS, INC.
                   P.O. Box 2936 o Milwaukee, Wisconsin 53201
              Strong Funds are offered by prospectus only. 10090L98

                                      ======
                           THE STRONG GROWTH FUND II
                           -----------======--------

FUND
 HIGHLIGHTS

o The Strong Growth Fund II, which invests primarily in mid-cap stocks, generated an annual return of 28.68% for the 12 months ended December 31, 1998.

o The S&P 500 Stock Index, which is primarily large-cap in nature, finished the year with an annual return of 28.58%.*

o The Fund's performance was very strong when compared to the S&P MidCap 400 Stock Index which generated an annual return of 19.11% for the same period.*

---------------------------------------

             AVERAGE ANNUAL
            TOTAL RETURNS(1)
             As of 12-31-98

         1-year          28.68%

Since Inception          29.21%
  (on 12-31-96)

---------------------------------------

             FIVE LARGEST
            STOCK HOLDINGS
            As of 12-31-98

SECURITY                % OF NET ASSETS

Kohl's Corporation                 3.3%

Sepracor, Inc.                     2.2%

Uniphase Corporation               2.1%

Bed Bath & Beyond,Inc.             2.0%

Legato Systems, Inc.               2.0%

Please see the Schedule of Investments
in Securities for a complete listing of
the Fund's portfolio.


PERSPECTIVES
FROM THE MANAGER

/s/ Ronald C. Ognar
Ronald C. Ognar
Portfolio Manager

--------------------------------------------------------------------------------

True to form, 1998, the second year of the presidential cycle, was very volatile and trended down for most stocks into early October. Small-company stocks were down the most for the year, followed by many mid-cap stocks, as nervous markets stressed liquidity and bid up the prices of only a handful of large-company stocks.

As a result, the S&P 500 Stock Index, which is primarily large-cap in nature, closed the year ahead of S&P MidCap 400 Stock Index with an annual return of 28.58% compared to 19.11%.* In this environment, we believe the Strong Growth Fund II, with its emphasis on mid-cap stocks, did comparatively well. It finished the year ahead of both indices with a very solid annual return of 28.68%.

During the year, many mid-cap stocks continued to show powerful earnings growth and sold at very attractive prices, and we continued to invest new assets which came into the Fund into stocks that fit this profile. Our largest holdings were in the consumer-spending, healthcare, and technology sectors, with select holdings in the financial services and communications sectors. We prefer to invest in companies that are market leaders in high-growth industries and have outstanding management teams at the helm.

Performance was especially helped by our investments in specialty retailers, including Kohl's Corporation; Bed, Bath and Beyond; Abercrombie & Fitch; and Staples. The Fund

                                           -------------------------------------

                                                     DURING THE YEAR,

                                                      MANY MID-CAP

                                                     STOCKS CONTINUED

                                                     TO SHOW POWERFUL

                                                     EARNINGS GROWTH

                                                     AND SOLD AT VERY

                                                   ATTRACTIVE PRICES...

                                           -------------------------------------

--------------------------------------------------------------------------------

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

also  benefited  in  particular   from  its   investments  in  Legato   Systems,
International Networks, and Broadcom in the technology sector.

When the Federal Reserve cut interest rates without warning on October 15, the markets resumed their upward climb. The additional interest rate cut in November, which was designed to stimulate consumer spending and keep corporate earnings strong, provided more fuel for the market rally. The breadth of the rally was broad, and small- and mid-cap stocks advanced along with the best of the large-company stocks. The Strong Growth Fund II was well positioned to benefit from this rally and closed 1998 on a very strong note.

Looking ahead to 1999, we foresee an economy characterized by stable, moderate growth and very low inflation. We believe that the consumer-spending, healthcare, and technology sectors will continue to lead the market, and we will continue to favor them in the Fund's portfolio as we look for companies demonstrating stable and rising earnings. The markets may continue to be nervous and volatile during 1999. But with the rising money supply and easier policy of the Federal Reserve, the expanding liquidity should be positive for U.S. stocks and keep market prices pointed higher.

Thank you for your investment in the Strong Growth Fund II. We appreciate the opportunity to help you pursue your financial goals.


                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-96 to 12-31-98
[GRAPH]
                    STRONG GROWTH      S&P 500     Lipper Growth
                       FUND II         Index*       Funds Index*

            12-96       10,000         10,000         10,000
             6-97       11,370         12,061         11,536
            12-97       12,975         13,336         12,803
             6-98       15,122         15,698         14,797
            12-98       16,695         17,147         16,093

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. S&P Midcap 400 Stock Index is an unmanaged index generally representative of the U.S. stock market for medium-cap stocks. The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper, Inc.


YOUR FUND'S
 APPROACH

THE STRONG GROWTH FUND II IS AN AGGRESSIVE GROWTH FUND WHICH SEEKS CAPITAL GROWTH BY INVESTING PRIMARILY IN MEDIUM-SIZE COMPANIES, ALTHOUGH IT HAS THE ABILITY TO INVEST IN COMPANIES OF ANY SIZE. WE BELIEVE THAT EARNINGS GROWTH DRIVES STOCK PRICES AND THAT MANY GREAT, YOUNG AND VIBRANT COMPANIES ARE IN THE MID-CAP SEGMENT OF THE STOCK MARKET. IN MAKING OUR STOCK SELECTIONS, WE LOOK FOR COMPANIES THAT HAVE FAVORABLE PROSPECTS FOR ACCELERATING EARNINGS GROWTH AND ARE SELLING AT REASONABLE PRICES. THE FUND IS DESIGNED FOR INVESTORS WILLING TO ACCEPT SHARE-PRICE FLUCTUATION IN EXCHANGE FOR THE LONG-TERM GROWTH POTENTIAL MID-CAP STOCKS HAVE TO OFFER.

--------------------------------------------------------------------------------

MARKET
 HIGHLIGHTS

o The U.S. economy continued along in a strong manner in 1998 with low inflation and low unemployment. This created a generally strong environment for U.S. stocks despite Asian weakness.

o Global financial turmoil, however, did make its presence felt in the U.S. as larger, more liquid stocks dramatically outperformed the stocks of smaller companies.

o The Federal Reserve unexpectedly cut interest rates this fall, ending the weakness seen in stocks this summer and prompting a renewed rally.

SCHEDULE OF INVESTMENTS IN SECURITIES                          DECEMBER 31, 1998
--------------------------------------------------------------------------------
================================================================================
                             STRONG GROWTH FUND II
================================================================================
                                                   Shares or
                                                   Principal    Value
                                                    Amount    (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS 92.4%
Airline 1.2%
Airborne Freight Corporation                         4,700   $  169,494
Midwest Express Holdings, Inc. (b)                   1,500       39,469
                                                             ----------
                                                                208,963
Bank - Regional 1.1%
Zions Bancorporation                                 3,000      187,125

Bank - Super Regional 1.3%
Northern Trust Company                               2,500      218,281

Brokerage & Investment Management 1.1%
T. Rowe Price Associates, Inc.                       3,100      106,175
The Charles Schwab Corporation                       1,500       84,281
                                                             ----------
                                                                190,456
Commercial Service 6.7%
Cintas Corporation                                   1,500      105,656
Lamar Advertising Company (b)                        1,000       37,250
Lason Holdings, Inc. (b)                             3,400      197,838
The Metzler Group, Inc. (b)                          3,500      170,406
Outdoor Systems, Inc. (b)                            9,000      270,000
Paychex, Inc.                                        1,500       77,156
Reynolds & Reynolds Company Class A                  4,000       91,750
Robert Half International, Inc. (b)                  1,700       75,969
Sykes Enterprises, Inc. (b)                          3,000       91,500
                                                             ----------
                                                              1,117,525
Computer - Peripheral Equipment  3.7%
American Power Conversion Corporation (b)            4,300      208,281
Network Appliance, Inc. (b)                          6,000      270,000
SMART Modular Technologies, Inc. (b)                 5,000      138,750
                                                             ----------
                                                                617,031
Computer Service 7.0%
Acxiom Corporation (b)                               9,000      279,000
CSG Systems International, Inc. (b)                  3,000      237,000
Fiserv, Inc. (b)                                     2,100      108,019
IMS Health, Inc.                                     1,000       75,437
International Network Services (b)                   4,000      266,000
UsWeb Corporation (b)                                8,000      211,000
                                                             ----------
                                                              1,176,456
Computer Software  12.5%
Advantage Learning Systems, Inc. (b)                 2,300      151,225
Ascend Communications, Inc. (b)                      2,000      131,500
At Home Corporation Series A (b)                     2,000      148,500
Citrix Systems, Inc. (b)                             1,500      145,594
Gemstar International Group, Ltd. (b)                1,000       57,250
GeoTel Communications Corporation (b)                1,500       55,875
I2 Technologies, Inc. (b)                            1,000       30,375
Inktomi Corporation (b)                              1,500      194,063
Keane, Inc. (b)                                      1,500       59,906
Legato Systems, Inc. (b)                             5,000      329,688
Mindspring Enterprises, Inc. (b)                     3,500      213,719
Siebel Systems, Inc. (b)                             2,600       88,237
Synopsys, Inc. (b)                                   3,000      162,750
Veritas Software Corporation (b)                     1,200       71,925
Visio Corporation (b)                                5,000      182,812
Yahoo, Inc. (b)                                        300       70,519
                                                             ----------
                                                              2,093,938
Container 0.5%
Sealed Air Corporation (b)                           1,600       81,700

Electric Power 1.7%
Montana Power Company                                5,000      282,812

Electronic Instrumentation 2.2%
Perkin Elmer Corporation                             2,000      195,125
Waters Corporation (b)                               2,000      174,500
                                                             ----------
                                                                369,625

Electronics - Semiconductor/Component 8.5%
Altera Corporation (b)                               3,200      194,800
Broadcom Corporation (b)                             1,700      205,275
KLA-Tencor Corporation (b)                             700       30,363
Rambus, Inc. (b)                                     2,800      269,500
Solectron Corporation (b)                            1,400      130,112
Teradyne, Inc. (b)                                   4,000      169,500
Vitesse Semiconductor Corporation (b)                3,000      136,875
Xilinx, Inc. (b)                                     4,500      293,063
                                                             ----------
                                                              1,429,488
Finance - Miscellaneous 2.7%
Concord EFS, Inc. (b)                                7,000      296,625
Providian Financial Corporation                      2,000      150,000
                                                             ----------
                                                                446,625
Healthcare - Biomedical/Genetic  0.7%
Biogen, Inc. (b)                                       600       49,800
Genzyme Corporation (b)                              1,200       59,700
                                                             ----------
                                                                109,500
Healthcare - Drug/Diversified 3.3%
Forest Laboratories, Inc. (b)                        5,000      265,938
Watson Pharmaceuticals, Inc. (b)                     4,500      282,937
                                                             ----------
                                                                548,875

Healthcare - Instrumentation 0.6%
IDEXX Laboratories, Inc. (b)                         4,000      107,625

Healthcare - Medical Supply 3.2%
Bindley Western Industries, Inc.                     1,600       78,800
Express Scripts, Inc. Class A (b)                    3,000      201,375
PSS World Medical, Inc. (b)                          7,500      172,500
Henry Schein, Inc. (b)                               2,000       89,500
                                                             ----------
                                                                542,175
Healthcare - Product 4.4%
Allergan, Inc.                                       3,500      226,625
MiniMed, Inc. (b)                                    1,300      136,175
Sepracor, Inc. (b)                                   4,200      367,762
                                                             ----------
                                                                730,562
Housing Related 0.5%
Danaher Corporation                                  1,500       81,469

Insurance - Accident & Health 0.6%
AFLAC, Inc.                                          2,200       96,800

Leisure Product 0.6%
Harley-Davidson, Inc.                                2,000       94,750

Media - Radio/TV 2.1%
Clear Channel Communications, Inc. (b)               1,500       81,750
Infinity Broadcasting Corporation (b)                4,000      109,500
Jacor Communications, Inc. (b)                       2,400      154,500
                                                             ----------
                                                                345,750
Retail - Department Store 3.3%
Kohl's Corporation (b)                               9,000      552,938

Retail - Discount & Variety 3.0%
Dollar Tree Stores, Inc. (b)                         6,000      262,125
99 Cents Only Stores (b)                             5,000      245,625
                                                             ----------
                                                                507,750
Retail - Food Chain 1.5%
Hannaford Brothers Company                           1,200       63,600
Fred Meyer, Inc. (b)                                 3,000      180,750
                                                             ----------
                                                                244,350
Retail - Major Chain 0.7%
BJ's Wholesale Club, Inc. (b)                        2,700      125,044

Retail - Restaurant 1.2%
Starbucks Corporation (b)                            3,500      196,437

--------------------------------------------------------------------------------
================================================================================
                       STRONG GROWTH FUND II (continued)
================================================================================
                                                  Shares or
                                                  Principal     Value
                                                    Amount     (Note 2)
--------------------------------------------------------------------------------
Retail - Specialty 10.3%
Abercrombie & Fitch Company Class A (b)              4,500  $   318,375
American Eagle Outfitters, Inc. (b)                  1,700      113,263
Bed Bath & Beyond, Inc. (b)                         10,000      341,250
Best Buy Company, Inc. (b)                           2,500      153,437
CDW Computer Centers, Inc. (b)                         900       86,343
Linens `N Things, Inc. (b)                           2,800      110,950
Lowe's Companies, Inc.                               3,000      153,563
Office Depot, Inc. (b)                               5,000      184,687
Staples, Inc. (b)                                    6,000      262,125
                                                             ----------
                                                              1,723,993
Telecommunication Equipment 4.4%
Comverse Technology, Inc. (b)                        4,000      284,000
Tellabs, Inc. (b)                                    1,500      102,844
Uniphase Corporation (b)                             5,000      346,875
                                                             ----------
                                                                733,719
Telecommunication Service 1.8%
Century Telephone Enterprises, Inc.                  2,500      168,750
Global Crossing, Ltd. (b)                            3,000      135,375
                                                             ----------
                                                                304,125
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $12,821,342)                       15,465,887
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 9.0%
COMMERCIAL PAPER 9.0%
Interest Bearing, Due Upon Demand
American Family Financial Services, Inc., 5.17%        100          100
General Mills, Inc., 5.23%                          87,100       87,100
Pitney Bowes Credit Corporation, 5.23%             510,500      510,500
Sara Lee Corporation, 5.23%                        175,900      175,900
Warner Lambert Company, 5.18%                      284,000      284,000
Wisconsin Corporate Central Credit Union, 5.30%    450,800      450,800
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $1,508,400)                1,508,400
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (Cost $14,329,742) 101.4%    16,974,287
Other Assets and Liabilities, Net (1.4%)                       (244,515)
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                           $16,729,772
================================================================================


--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.
                                                                             5

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998
                                                              Strong Growth
                                                                 Fund II
                                                              -------------

ASSETS:
  Investments in Securities, at Value (Cost of $14,329,742)    $16,974,287
  Receivable for Securities Sold                                   635,057
  Dividends and Interest Receivable                                 10,144
  Other Assets                                                      11,848
                                                               -----------
  Total Assets                                                  17,631,336

LIABILITIES:
  Payable for Securities Purchased                                 889,491
  Accrued Operating Expenses and Other Liabilities                  12,073
                                                               -----------
  Total Liabilities                                                901,564
                                                               -----------
NET ASSETS                                                     $16,729,772
                                                               ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                $14,179,240
  Accumulated Net Realized Loss                                    (94,013)
  Net Unrealized Appreciation                                    2,644,545
                                                               -----------
  Net Assets                                                   $16,729,772
                                                               ===========

Capital Shares Outstanding (Unlimited Number Authorized)         1,044,272

NET ASSET VALUE PER SHARE                                           $16.02
                                                                    ======


                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998
                                                               Strong Growth
                                                                  Fund II
                                                               -------------
INCOME:
  Dividends                                                      $   25,987
  Interest                                                           57,211
                                                                 ----------
  Total Income                                                       83,198

EXPENSES:
  Investment Advisory Fees                                           90,090
  Custodian Fees                                                     15,610
  Shareholder Servicing Costs                                        16,623
  Reports to Shareholders                                             7,051
  Other                                                              10,109
                                                                 ----------
  Total Expenses before Waivers                                     139,483
  Expense Waivers by Advisor                                        (31,481)
                                                                 ----------
  Expenses, Net                                                     108,002
                                                                 ----------
NET INVESTMENT LOSS                                                 (24,804)

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Loss on Investments                                   (7,363)
  Net Change in Unrealized Appreciation/Depreciation
    on Investments                                                2,515,909
                                                                 ----------
NET GAIN ON INVESTMENTS                                           2,508,546
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $2,483,742
                                                                 ==========



STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------
                                                                   Strong Growth Fund II
                                                               ------------------------------
                                                                Year Ended       Year Ended
                                                               Dec. 31, 1998    Dec. 31, 1997
                                                               -------------    -------------
OPERATIONS:
  Net Investment Income (Loss)                                 ($    24,804)     $    1,045
  Net Realized Gain (Loss)                                           (7,363)         23,906
  Net Change in Unrealized Appreciation/Depreciation              2,515,909         128,636
                                                                -----------      ----------
  Net Increase in Net Assets Resulting from Operations            2,483,742         153,587

DISTRIBUTIONS:
  From Net Investment Income                                            (41)         (1,045)
  In Excess of Net Investment Income                                     --         (26,514)
  From Net Realized Gains                                                --         (23,906)
  In Excess of Net Realized Gains                                        --         (35,291)
                                                                -----------      ----------
  Total Distributions                                                   (41)        (86,756)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                      16,440,591       2,457,283
  Proceeds from Reinvestment of Distributions                            41          86,756
  Payment for Shares Redeemed                                    (4,568,533)       (236,898)
                                                                -----------      ----------
  Net Increase in Net Assets from Capital Share Transactions     11,872,099       2,307,141
                                                                -----------      ----------
TOTAL INCREASE IN NET ASSETS                                     14,355,800       2,373,972

NET ASSETS:
  Beginning of Year                                               2,373,972              --
                                                                -----------      ----------
  End of Year                                                   $16,729,772      $2,373,972
                                                                ===========      ==========

TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                            1,194,214         204,701
  Issued in Reinvestment of Distributions                                 3           7,212
  Redeemed                                                         (340,700)        (21,158)
                                                                -----------      ----------
  Net Increase in Shares of the Fund                                853,517         190,755
                                                                ===========      ==========

                              See Notes to Financial Statements.
                                                                                            7

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1998

1.   ORGANIZATION
     The Strong Growth Fund II commenced investment operations on January 2, 1997, and is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1998, approximately 69% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   SIGNIFICANT  ACCOUNTING  POLICIES
     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or at the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1998.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          The  character  of  distributions   made  during  the  year  from  net
          investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Foreign  denominated assets and forward currency contracts may involve
          greater  risks  than  domestic   transactions,   including   currency,
          political and economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

--------------------------------------------------------------------------------

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

 3.  RELATED  PARTY  TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive certain expenses at their discretion. During 1998, the Advisor voluntarily waived expenses of $31,481. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account.

     The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1998, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees, excluding the effects of waivers and reimbursements, for the year then ended were $11,544, $13,180 and $1,500, respectively.

4.   LINE OF CREDIT
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At December 31, 1998, there were no borrowings by the Funds outstanding under the LOC.

5.  INVESTMENT  TRANSACTIONS
    The aggregate purchases and sales of long-term securities for the year ended December 31, 1998 were $37,056,108 and $26,225,362, respectively.

6.  INCOME TAX INFORMATION
    At December 31, 1998, the cost of investments in securities for federal income tax purposes was $14,454,894. Net unrealized appreciation of securities was $2,519,393, consisting of gross unrealized appreciation and depreciation of $2,568,938 and $49,545, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG GROWTH FUND II
--------------------------------------------------------------------------------
                                                                 Year Ended
                                                            --------------------
SELECTED PER-SHARE DATA(a)                                    1998       1997
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $12.45     $10.00
Income From Investment Operations
  Net Investment Income (Loss)                                (0.02)      0.02
  Net Realized and Unrealized Gains on Investments             3.59       2.94
--------------------------------------------------------------------------------
  Total from Investment Operations                             3.57       2.96
Less Distributions
  From Net Investment Income                                  (0.00)(b)  (0.01)
  In Excess of Net Investment Income                             --      (0.15)
  From Net Realized Gains                                        --      (0.14)
  In Excess of Net Realized Gains                                --      (0.21)
--------------------------------------------------------------------------------
  Total Distributions                                         (0.00)(b)  (0.51)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                               $16.02     $12.45
================================================================================

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Total Return                                                 +28.7%     +29.8%
Net Assets, End of Period (In Thousands)                    $16,730     $2,374
Ratio of Expenses to Average Net Assets                        1.2%       1.2%
Ration of Expenses to Average Net Assets Without Waivers       1.6%       2.0%
Ratio of Net Investment Income (Loss) to Average Net Assets   (0.3%)      0.2%
Portfolio Turnover Rate                                      329.1%     541.3%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than $0.00.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of the Strong Variable Insurance Funds, Inc.
and the Shareholders of the Strong Growth Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Growth Fund II (the "Fund") (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 1, 1999
                                                                              11